Exhibit 10.5

SWING NOTE

$	______________	____________, 20__

FOR VALUE RECEIVED, each of the undersigned, FORTEGRA FINANCIAL CORPORATION and LOTS INTERMEDIATE CO. (collectively, the “Borrowers”), hereby unconditionally promise to pay to _____________________ (the “Lender”) or its registered assigns, on the Revolving Credit Maturity Date of the hereinafter defined Credit Agreement, at the principal office of Fifth Third Bank, National Association, as Administrative Agent, in Cincinnati, Ohio (or such other location as the Administrative Agent may designate to the Borrowers), in immediately available funds, the principal sum of _____________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Swing Loans made by the Lender to the Borrowers pursuant to the Credit Agreement, together with interest on the principal amount of each Swing Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Swing Note (this “Note”) is the Swing Note referred to in the Amended and Restated Credit Agreement dated as of August 4, 2020, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto, and Fifth Third Bank, National Association, as Administrative Agent and Issuing Lender (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law provisions.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

[Signature Page to Follow]

IN WITNESS WHEREOF, Borrowers have caused this Swing Note to be duly executed as of the date first written above.

BORROWERS:

FORTEGRA FINANCIAL CORPORATION, a Delaware corporation

By:
Name:
Title:

LOTS INTERMEDIATE CO., a Delaware corporation

By:
Name:
Title:
[Signature Page to Swing Note]